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                           SECOND AMENDMENT OF LEASE
                           -------------------------



     WHEREAS, on September 30, 1997, a Lease Agreement was entered into by and between FRENCH'S MILL ASSOCIATES II, LLP, a Connecticut limited liability partnership having a principal place of business at 160 Robbins Street, Waterbury, Connecticut, as Landlord, and OPTICARE EYE HEALTH CENTERS, INC., having a principal place of business at 160 Robbins Street, Waterbury, Connecticut, as Tenant, for premises located at 160 Robbins Street, Waterbury, Connecticut; and

     WHEREAS, the parties amended said Lease Agreement by Amendment to Lease dated as of June 1, 2000 (the Lease Agreement and all Amendments thereto hereinafter collectively referred to as the "Lease"); and

     WHEREAS, the parties wish to and do hereby further amend the Lease as follows:

     1. Section 1.4 of the Lease is hereby amended so that commencing October 1, 2002, and continuing through September 30, 2007, the fixed minimum annual rental shall be One Hundred Twenty-One Thousand Three Hundred Twenty-Nine & 00/100ths Dollars ($121,329.00), payable in equal monthly installments of Ten Thousand One Hundred Ten & 75/100ths Dollars ($10,110.75) on the first day of each month, in advance. Thereafter, the fixed minimum annual rental shall be adjusted every five (5) years in accordance with Rider 1 attached to the Lease.

     2. The typographical error contained in the first line of Section 1.5 of the Lease is hereby corrected so that the "Tenant shall have the option to extend this Lease for two (2) additional terms of ten (10) years each..."

     3. The last sentence contained in the second full paragraph of Rider 1 attached to the Lease is hereby corrected to read as follows: "Said report shall contain the fair market value rent for the demised premises, reduced to a square footage rental which shall be multiplied by 6,222 square feet to arrive at the adjusted annual rent."

     4. All other terms and conditions of the Lease, which are not inconsistent with the above, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the 1st day of October, 2002.


Signed, sealed and delivered
in the presence of:                      FRENCH'S MILL ASSOCIATES II, LLP


/s/ Linda Boger                          By  /s/ W. Scott Peterson
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                                             W. Scott Peterson
                                             Managing Partner
/s/ Cassie Gianfredi
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                                         OPTICARE EYE HEALTH CENTERS, INC.

/s/ Linda Boger
-----------------------------            By  /s/ Christopher J. Walls
                                           ------------------------------
                                             Christopher J. Walls
/s/ Cassie Gianfredi                         Its Vice President
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